UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2018

COLLECTORS UNIVERSE, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-34240	33-0846191
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1610 East Andrews Place, Suite 150, Santa Ana, California	92705
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 567-1234

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers, Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)	Compensatory Arrangements of Certain Officers

Fiscal 2019 Grants and Establishment of Performance Goals under Long-Term Equity Incentive Program.

Background

As reported in a Current Report on Form 8-K filed with SEC on January 2, 2018, in furtherance of its "pay-for-performance" philosophy, and for the purpose of aligning the long-term financial interests of the Company's executive officers with the long-term financial interests of the Company's stockholders, in December 2017 the Compensation Committee of the Board of Directors of Collectors Universe, Inc. (the “Company”), adopted a long term equity incentive program (the “LTIP” or the “Program”) for its Chief Executive Officer (or CEO), Joseph J. Orlando, and its Chief Financial Officer (or CFO), Joseph J. Wallace.

The LTIP provides for annual grants to be made to each of the CEO and CFO (the “Plan Participants” or “Participants”) of a combination of (i) performance-contingent restricted stock units ("PSUs") to motivate the Participants to focus on the achievement by the Company of financial performance goals to be established by the Compensation Committee based primarily on the Company’s annual operating plan, as adopted by the Board of Directors, and (ii) restricted stock units (or “RSUs”) the vesting of which has been designed to provide an incentive for Messrs. Orlando and Wallace to remain in the Company's service. The financial performance goals established last year were designed to focus the Participants on the achievement by the Company of increases in annual revenues and in operating margin.

Fiscal 2019 PSU Grants and Financial Performance Metric

Pursuant to the LTIP, on December 4, 2018 the Compensation Committee granted Messrs. Orlando and Wallace PSUs which, to vest, require the Company to achieve increases in net cash flow (as defined below) over a period of three fiscal years ending June 30, 2021 (the "Performance Period"), and (ii) the retention of the Company’s CEO and CFO at least throughout the Performance Period. For purposes of those grants, the term “net cash flow” is defined as net cash generated by the Company’s continuing activities, minus the sum of capital expenditures and capitalized software costs, determined from the Company’s annual audited consolidated statements of cash flows, subject to possible adjustment for unexpected extraordinary or unusual or infrequent events. These grants were made under the Company’s stockholder-approved equity incentive plans (“Equity Plans”).

PSUs - Financial Performance Goals and Incentives

The financial performance goals under the PSU component of the fiscal 2019 LTIP grants consist of annual threshold, target and maximum net cash flow goals for the fiscal years ended June 30, 2019, 2020 and 2021, respectively (that three-year period, the “Performance Period”). Vesting of one-third of the number of PSUs initially granted to each Participant will be determined on the basis of the extent to which, if any, that the net cash flow goals for each of the fiscal years ending June 30, 2019 (“FY 2019”), June 30, 2020 (“FY 2020”) and June 30, 2021 (“FY 2021”), respectively, were achieved, subject to possible downward or upward adjustment based on a comparison of the Company’s total shareholder return (“TSR”) for the three year Performance Period to the TSR for that same three year period of the companies comprising the Russell 2000 Index at the end of the Performance Period (the “Russell 2000 Index”).

If the Company achieves any of the net cash flow performance goals in any of the three fiscal years ending during the Performance Period, then the Committee will compare the Company’s TSR for the three years ended June 30, 2021 to the TSR of the companies in the Russell 2000 Index at June 30, 2021 based on their total shareholder returns for the same three year period, with the number of each Participant’s PSUs that will vest subject to possible downward or upward adjustment as set forth in the following table:

If Company’s 3-Year TSR ranks it in the 3 Year TSR in Russell 2000 Index, at the:	Adjustment to Number of Vested PSUs

25th Percentile	20% Reduction
50th Percentile	No Adjustment
75% Percentile	20% Increase

The TSR adjustment will be interpolated if the Company’s percentile ranking is between the 25th and 50th percentile or between the 50th and 75th percentile. No additional adjustment will be made if the Company’s percentile ranking exceeds the 75th percentile.

A Participant can earn from 50% to a maximum of 200% of the PSUs granted to him depending on the extent to which the annual net cash performance goals are achieved and where the Company’s 3-Year TSR ranks by comparison to the 3-Year TSR of the Russell 2000 companies.

However, for a Participant to earn any of the PSUs comprising the fiscal 2019 grant, the Company must achieve at least the threshold net cash flow performance goal in one of the three fiscal years comprising the Performance Period. If the Company fails to do so, none of those PSUs will vest and, instead, all of them will be forfeited.

Additionally, if a Participant’s continuous service with the Company ceases prior to June 30, 2021, all of the PSUs granted to him will be forfeited even if any or all of the net cash flow performance goals had been achieved for any of the fiscal years during the Performance Period preceding that cessation of service.

Each PSU, upon vesting, will be settled by the Company's issuance of one share of Company common stock to the Participant.

The following table sets forth the number of PSUs granted for fiscal 2019 to each of Messrs. Orlando and Wallace and grant date values, assuming that the target net cash flow performance goals are achieved in fiscal 2019, 2020 and 2021:

Name	Number of PSUs at Target(1)(2)	Grant Date Value at Target(3)

Joseph J. Orlando	12,795	$180,000
Joseph J. Wallace	7,677	$108,000

_____________

(1)	Annual grants for fiscal 2019.

(2)

As described above, the number of PSUs that will vest will be subject to possible downward or upward adjustment depending on where the Company’s TSR for the three years ending June 30, 2021 (“3-Year TSR”) would place the Company in relation to 3-Year TSR for the Russell 2000 companies.

(3)	Determined on the basis of the average of the closing prices of the Company’s shares over a 30-day period preceding the grant date, as reported by NASDAQ.

The LTIP contemplates that annual grants of PSUs will be made for FY 2020 and FY 2021. Although it is the intention of the Compensation Committee to establish net cash flow performance goals under the LTIP for each of those fiscal years, the Committee has the flexibility to change the nature of the financial performance metric and to change the financial goals for each of those fiscal years.

RSUs -- Retention Incentives

To create an incentive for each Participant to remain in the Company's service, the LTIP provides for the Compensation Committee to make, during the three year Performance Period, annual grants to each Participant of service-contingent restricted stock units (or "RSUs"). The vesting of each Participant’s annual grant will occur in three equal annual installments on June 30, 2019, 2020 and 2021, respectively, provided the Participant remains in the Company’s service through those dates. The annual grant to each of Messrs. Orlando and Wallace for fiscal 2019 was comprised of 12,792 and 7,675 RSUs, respectively.

Clawback Policy.

The Plan provides that any shares of Company common stock issued in settlement of vested PSUs shall be subject to reduction or "clawback" and recovery by the Company, in whole or in part, as and to the extent required under the Company's “clawback policy” as in effect from time to time or under any applicable executive compensation laws or government regulations or any securities exchange listing requirements. If a Participant has sold any of such shares, the Company will be entitled to recover an amount equal to net profits realized by the Participant from such sale.

The foregoing summary is not intended to be complete and is qualified in its entirety by reference to the terms contained in the form of PSU Award Agreement and form of RSU Agreement, a copy of each of which will be filed with the Company's Quarterly Report on Form 10-Q for the fiscal quarter ending December 31, 2018.

Adoption and Summary of Fiscal 2019 Cash Incentive Plan.

The Compensation Committee also adopted a cash incentive plan for Joseph J. Orlando and Joseph J. Wallace, the Company’s Chief Executive Officer and Chief Financial Officer, respectively, for the fiscal year ending June 30, 2019 (the “2019 Cash Incentive Plan”).

Set forth below is a summary description of the 2019 Cash Incentive Plan. The following summary is not intended to be complete and is qualified in its entirety by reference to the 2019 Incentive Plan, a copy of which will be filed with the Company’s Quarterly Report on Form 10-Q for its fiscal quarter ending December 31, 2018.

Primary Purpose of the Incentive Plan. The primary purpose of the 2019 Cash Incentive Plan is to further the interests of the Company and its stockholders by (i) providing meaningful incentives and financial rewards to participants in the Plan ("Participants") for making significant contributions to the achievement, by the Company, of one or more pre-established financial performance goals in Fiscal 2019, and (ii) making a substantial portion of each Participant’s compensation for Fiscal 2019 dependent on the Company’s achievement of those goals and the achievement by each Participant of individualized performance goals (or MBOs), all in furtherance of the “pay-for-performance" philosophy of the Compensation Committee.

Establishment of Corporate Financial and Individualized Performance Goals. The Plan provides for the establishment by the Committee of cash award opportunities for each Participant based on the extent to which (i) one or more corporate financial performance goals for Fiscal 2019 are achieved or exceeded by the Company, and (ii) individualized performance objectives (or “MBOs”) established for each Participant are achieved, in each case as determined by the Committee.

Determination of Cash Incentive Awards Earned by Participants. As soon as practicable following the end of Fiscal 2019, the Committee is to determine (i) whether and to what extent any of the corporate financial goals has been achieved or exceeded, (ii) whether or to what extent, if any, each Participant has achieved his individual MBOs, and (iii) the amounts of the cash incentive awards, if any, that each Participant has earned under the Plan. The Plan provides that, in determining whether any previously established financial performance goal has been achieved or exceeded, the Committee may make adjustments for certain extraordinary or non-recurring events, as more specifically described in the 2019 Cash Incentive Plan.   Of the cash awards that each Participant can earn, at target, 80% will be dependent on the achievement of the financial performance goals and the other 20% will be dependent on the achievement of the Participant’s MBOs.

Payment of Incentive Awards. The Cash Incentive Plan provides that, if and to the extent earned, incentive awards are to be paid in cash by no later than the 75th day after the end of Fiscal 2019. On the other hand, payment of incentive awards may be deferred if and to the extent it is deemed to be necessary to comply with Section 409A of the Internal Revenue Code.

Amendments to or Termination of the 2019 Cash Incentive Plan. The 2019 Cash Incentive Plan may be amended or terminated at any time by the Compensation Committee, except that, subject to the Clawback Policy described below, no amendment or termination of the Plan may affect the right of a Participant to retain any incentive award previously paid to the Participant under the Plan.

Committee’s Determination of Performance Goals and Incentive Award Opportunities under the Cash Incentive Plan.

The Committee has established:

(1)     Threshold, target and maximum cash incentive awards which each of Messrs. Orlando and Wallace has the opportunity to earn under the Plan. The earning of such Awards will depend on whether the Company achieves or exceeds specified threshold, target or maximum financial performance goals (the "Financial Performance Goals"), each of which will be measured on the basis of the Company’s operating income (before non-cash stock-based compensation expense), for the year ending June 30, 2019; and

(2)     Individualized or personalized threshold and target awards (“MBO Performance Awards”), which each of Messrs. Orlando and Wallace has the opportunity to earn, based on the extent to which he has achieved the MBOs established for him by the Committee.

The following table sets forth the respective cash incentive award opportunities that Messrs. Orlando and Wallace will have under the 2019 Incentive Plan, expressed as a percentage of their respective base salaries:

	Joseph J. Orlando, CEO			Joseph J. Wallace, CFO
	Threshold	Target	Maximum	Threshold	Target	Maximum
Award Opportunities:	Award	Award	Award	Award	Award	Award(2)

Financial Performance Award(1)	30%	60%	85%	18%	36%	56%
MBO Performance Award	15%	15%	15%	9%	9%	9%
Total Award Opportunity	45%	75%	100%	27%	45%	65%

_____________

(1)

Financial Performance Awards will be interpolated between the threshold and target Financial Performance Awards if the threshold financial performance goal is exceeded but the target financial goal is not achieved or between the target and maximum Financial Performance Awards if the target financial performance goal is exceeded but the maximum financial performance goal is not achieved.

The Committee retains the discretion, exercisable prior to the payment of an Award under the Plan, to adjust, downward or upward, the dollar amount of any of the Award Opportunities based on the Committee's assessment of the Company’s financial performance in FY 2019 and any other factors deemed by it to be relevant.

Certain Conditions to the Receipt of Awards. No cash incentive award will be earned by a Participant under the Plan if the Company fails to achieve at least the threshold financial performance goal and the Participant does not achieve any of his MBO Goals. In addition, to receive any cash incentive award under the Plan, a Participant must remain in the service of the Company through June 30, 2019.

Clawback Policy. The Cash Incentive Plan provides that any award that has been paid under the Plan will be subject to reduction or "clawback" and recovery by the Company, in whole or in part, as and to the extent required under the Company's “clawback policy” as in effect from time to time or under any applicable executive compensation laws or government regulations or any securities exchange listing requirements.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Item 5.07(a) and (b)

The Company held its 2018 Annual Stockholders’ Meeting (the “Annual Meeting”) on December 4, 2018. The proposals voted on by stockholders at the Annual Meeting consisted of (i) the election of five (5) directors to serve on the Board of Directors for a term of one year and until their successors are elected (Proposal No. 1); (ii) ratification of the appointment of Grant Thornton, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2019 (Proposal No. 2); (iii) the approval, by non-binding advisory vote of the Company’s stockholders, of the compensation paid by the Company to its Named Executive Officers for its fiscal year ended June 30, 2018 (Proposal No. 3); and (iv) the recommendation, by non-binding advisory vote of the Company’s stockholders, with respect to the frequency of future non-binding advisory votes on the approval of the compensation paid by the Company to its Named Executive Officers (Proposal No. 4).

1.     Election of Directors (Proposal No. 1). The five candidates named below, all of whom were nominated by the Company’s Board of Directors, were the only candidates nominated for election at the Meeting. As a result, the election of directors was uncontested. However, the Company’s Bylaws provide that, to be elected to the Board in an uncontested election, a candidate must receive a majority of the votes cast in the election of directors. As indicated in the table below, all five candidates received a majority of the votes cast in the election of directors and, accordingly, were elected to serve on the Company’s Board of Directors for a term that will end at the next Annual Stockholders’ Meeting and until their respective successors are elected.

Nominees:	Shares Voted For	Percent of Shares Voted	Votes Withheld	Percent of Shares Voted

Deborah A. Farrington	3,992,182	84.5%	734,000	15.5%
Joseph R. Martin	4,071,254	86.1%	654,928	13.9%
A. J. Bert Moyer	3,915,237	82.8%	810,945	17.2%
Joseph J. Orlando	4,072,191	86.2%	653,991	13.8%
Bruce A. Stevens	3,917,873	82.9%	808,309	17.1%

There were a total of 2,677,633 broker non-votes in the election of directors.

2.     Ratification of Appointment of Independent Registered Public Accountants (Proposal No. 2). At the Annual Meeting, the Company’s stockholders also voted on the ratification of the appointment of Grant Thornton, LLP as the Company’s independent registered public accounting firm for its fiscal year ending June 30, 2019. Approval of this Proposal required the affirmative vote of the holders of a majority of the shares present (in person or by proxy) and voted on this Proposal at the Annual Meeting. The following table sets forth the respective numbers of votes cast for and against, and the number of shares abstaining from, this Proposal:

Shares Voted For	Percent of Shares Voted	Shares Voted Against	Percent of Shares Voted	Abstentions	Percent of Shares Voted

7,351,288	99.5%	35,927	0.5%	16,600	0.0%(1)

(1)	Less than 0.5%.

Brokers had discretionary authority to vote shares on the Proposal to ratify the appointment of the Company’s independent registered public accounting firm without having obtained voting instructions from the beneficial owners of the shares. Consequently, there were no broker non-votes with respect to this Proposal.

3.     Approval, by Non-Binding Advisory Vote, of the Compensation of the Company’s Named Executive Officers (Proposal No. 3). The approval, by non-binding advisory vote of the stockholders, of the compensation paid by the Company to its Named Executive Officers for its fiscal year ended June 30, 2018 (the “Say-on-Pay Vote”) required the affirmative vote of the holders of a majority of the shares present (in person or by proxy) and voted on this Proposal at the Annual Meeting. Set forth below are the results of the voting on this Proposal:

Shares Voted For Approval	Percent of Shares Voted	Shares Voted Against Approval	Percent of Shares Voted	Abstentions	Percent of Shares Voted

3,879,427	83.0%	745,312	16.0%	101,443	1.0%

There were a total of 2,677,633 broker non-votes with respect to Proposal No. 3.

4.     Advisory Vote on Frequency of Future Say-on-Pay Advisory Votes (Proposal No. 4). At the Annual Meeting, the stockholders were asked to cast a non-binding advisory vote as to whether future Say-on-Pay advisory votes be held annually, once every two years or once every three years. In accordance with the recommendation of the Board of Directors, as set forth in the table below, the Company’s stockholders voted at the Annual Meeting for such future advisory votes to be held annually.

Shares Voted:	For Every Year	For Every Two Years	For Every Three Years	Abstain
Number of Shares	4,266,670	19,455	320,202	119,855
Percent of Shares Voted	90.3%	0.4%	6.8%	2.5%

There were a total of 2,677,633 broker non-votes with respect to Proposal No. 4.

Item 5.07(d)

As reported above, the Company’s stockholders recommended, by the affirmative vote of the holders of more than 90% of the shares voted on Proposal No. 4, that future Say-on Pay advisory votes be held every year.

Based on the vote of the stockholders, and other factors, the Company’s Board of Directors, at its meeting held on December 4, 2018 following the Annual Stockholders Meeting, decided that future Say-on Pay advisory votes will be held every year until such time, if any, as the Board of Directors may decide to hold another stockholder advisory vote on the frequency of Say-on-Pay advisory votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

COLLECTORS UNIVERSE, INC.

Dated: December 10, 2018	By:	/s/ JOSEPH J. WALLACE
Joseph J. Wallace, Chief Financial Officer

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